EQUITY OIL COMPANY
                   P.O. BOX 959 SALT LAKE CITY, UT 84110-0959


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 9, 2001

     Please join us for the 2001 Annual Meeting of Shareholders of Equity Oil Company. The Annual Meeting will be held on Wednesday, May 9, 2001 at 2:00 P.M. at our executive offices in Salt Lake City, Utah.

     The purposes of the Annual Meeting are to:

     (1) Elect two directors.
     (2) Conduct any other business that may properly come before the Meeting.

     You must be a shareholder of record at the close of business on March 20, 2001, to vote at the Annual Meeting. Regardless of whether you will attend the meeting, please vote by signing, dating and returning the enclosed proxy card. Voting by mail will not prevent you from voting in person at the Meeting.

                                  BY ORDER OF THE BOARD OF DIRECTORS
                                  RUSSELL V. FLORENCE, Secretary


                                 PROXY STATEMENT

     This Proxy Statement is being mailed beginning April 1, 2001, in connection with the solicitation of proxies by the Board of Directors of Equity Oil Company, a Colorado corporation, for use at the Annual Meeting of Shareholders. The Meeting will be held in our executive offices at 10 West 300 South, Suite 806 in Salt Lake City, Utah, 84101. The meeting will begin at 2:00 pm Mountain Daylight Time.

     Your proxy is solicited by the Board of Directors. The Company pays the cost of soliciting your proxy and reimburses brokerage houses and others for forwarding proxy material to you.


                               VOTING INFORMATION

     If you owned shares at the close of business on March 20, 2001, you are entitled to vote. You are entitled to one vote for each share you owned on that date for as many persons as there are directors to be elected. The holders of the majority of the outstanding stock must be present in person or represented by proxy to constitute a quorum for the transaction of business at the meeting. Cumulative voting is not allowed under our Articles of Incorporation. As of March 1, 2001 there were 12,654,612 shares outstanding.

     You can vote in person at the Annual Meeting or you can vote by proxy, which gives the proxy holder the right to vote your shares on your behalf. Unless you instruct otherwise, the proxy holders will vote for each of the two director nominees and for each of the other proposals, if any, to be considered at the meeting at their discretion. You may revoke your proxy before your proxy holder votes your shares by filing a written revocation with our Secretary before the Meeting, signing a proxy bearing a later date, or by voting in person at the Meeting.

     Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Generally, brokers may vote their client's shares on uncontested director elections when no instruction has been given to them by the beneficial owner. A plurality of the votes duly cast is required for the election of a director (i.e. the nominee receiving the greatest number of votes will be elected). Abstentions and broker non-votes are not counted for purposes of the election of a director.

                              ELECTION OF DIRECTORS

     The Board of Directors currently consists of eight members. The members are divided into three classes with staggered terms of three years each. This year, Joseph C. Bennett will retire from the Board at the end of his term at the annual meeting. The Articles of Incorporation of the Company provide for a Board of Directors of not less than six nor more than nine members as fixed from time to time within that range by resolution of the Board of Directors. Upon being advised of Mr. Bennett's retirement, the Board adopted a resolution fixing the number of directors at seven, to become effective at the end of Mr. Bennett's term. Mr. Bennett has been a director since 1995, and we are grateful to him for his counsel and business advice.

     Two directors will be elected at the upcoming Annual Meeting, each to hold office for three (3) years, or until 2004. The following candidates, each of whom are currently members of the Board, are nominated for election by the Board. They have held the positions shown for at least five years unless otherwise noted. They were selected on the basis of outstanding achievement in their careers, broad experience, wisdom, integrity, understanding of the business environment, willingness to devote adequate time to Board duties, and ability to make independent, analytical inquiries. If a nominee is unavailable to serve, which is not anticipated, the proxy holders may vote for another nominee proposed by the Board. Proxies cannot be voted for a greater number of persons than the number of nominees named.


                                                                  Served as
Names, Principal Occupations and Selected Other                    Director
Information Concerning Nominees for Director                         Since




PAUL M. DOUGAN  Age - 63                                              1992
Director
President and Chief Executive Officer, Equity Oil Company
President and Director, Symskaya Exploration, Inc.
Director, Leucadia National Corporation.



DOUGLAS W. BRANDRUP  Age - 60                                         1975
Director
Chairman of the Board of Directors
Senior Partner, Griggs Baldwin & Baldwin
Attorney at Law - Greenwich, Connecticut

                   CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

     The following individuals are either serving as directors or executive officers. They have held the positions shown for at least five years unless otherwise noted. Term expiration dates are shown for those members of the Board of Directors.

                                                                                          Served        Term
                                                                                          Since         Expires
PHILIP J. "JACK" BERNHISEL    Age - 53                                                    1996          2002
Director
Owner, European Marble & Granite Company. Former  Senior Vice President - Law
and Finance for Kennecott Corporation, 1986 - 1993, and Corporate Controller for The
Standard Oil Company. Attorney and Certified Public Accountant.

W. DURAND EPPLER Age - 47                                                                 1997          2002
Director
Vice-President, Corporate Development, Newmont Mining Corporation.
President, Newmont Indonesia Limited.
Former Managing Director of Chemical Securities, Inc., Metals and Mining Group.

WILLIAM P. HARTL Age - 66                                                                 1997          2003
Director
Chairman and CEO, Parker Consultants Inc.
Former Vice President, Investor Relations, Ashland Inc.
Past President, Petroleum Investor Relations Association
Past Chairman, National Investor Relations Institute
Director, The Communications Strategy Group, Inc.

WILLIAM D. FORSTER Age - 54                                                               1994          2003
Director
Chairman and CEO, W. Forster & Co., Inc.
Chairman and CEO, Stonington Corporation

RANDOLPH G. ABOOD Age - 50                                                                1997          2003
Director
Manager and member of The Ninigret Group, L.C.
Tax attorney, Satterlee Stephens Burke & Burke 1976 to 1996.
Director, Royster-Clark, Inc.

JAMES B. LARSON  Age - 39                                                                 1997
Vice President  - Operations

RUSSELL V. FLORENCE Age - 39                                                              2001
Secretary and Treasurer
Mr.  Florence was appointed  Secretary and Treasurer  effective March 1, 2001 He has been employed as Assistant  Secretary and Controller of the Company for over
5 years.


                        SECURITY OWNERSHIP OF MANAGEMENT

     Unless otherwise indicated, the following table sets forth, as of March 1, 2001, information with respect to the beneficial ownership of the our Common Stock by (i) each of our executive officers, (ii) each of our directors, and
(iii) all of our executive officers and directors as a group. Unless indicated otherwise, each person named below has (a) an address in care of our principal executive offices, and (b) to the best of our knowledge, sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by each person.


                                                       Amount and
                                                       Nature of
Title of                                               Beneficial     Percent of
Class     Name                                         Ownership        Class
-----     ----                                         ---------        -----

Common    Paul M. Dougan(1)                              790,476           5.9

          Douglas W. Brandrup(2)                         162,000           1.2

          William P. Hartl(2)                             10,000            .1

          Philip J. "Jack" Bernhisel(2)                   23,000            .2

          William D. Forster(2)                           27,000            .2

          Randolph G. Abood(2)                            29,800            .2

          W. Durand Eppler(2)                              9,500            .1

          James B. Larson(3)                              98,400            .7

          Russell V. Florence(4)                          39,735            .3

          Total Ownership of Directors                 1,189,211           8.9
            and Executive Officers as a Group(5)


     (1) The calculation of beneficial ownership includes 563,500 shares subject to outstanding options that were exercisable at the table date or within 60 days of such date; 66,676 shares owned by Mr. Dougan's wife and 31,206 shares held in a Family Limited Partnership of which Mr. Dougan is the general partner. The calculation does not include 3,470 shares for which Mr. Dougan's wife acts as trustee and 221,916 shares owned by Mr. Dougan's married daughters and their families over which Mr. Dougan has no voting power and concerning which he is not the beneficial owner.

     (2) The calculation of beneficial ownership includes 5,000 shares subject to outstanding options that were exercisable at the table date or within 60 days of such date.

     (3) The calculation of beneficial ownership includes 93,800 shares subject to outstanding options that were exercisable at the table date or within 60 days of such date.

     (4) The calculation of beneficial ownership includes 35,900 shares subject to outstanding options that were exercisable at the table date or within 60 days of such date.

     (5) The calculation of beneficial ownership includes 696,200 shares subject to outstanding options that were exercisable at the table date or within 60 days of such date.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires Equity's executive officers, directors and persons who own more than 10% of the Company's stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). A copy of each report is furnished to Equity.

     SEC regulations require Equity to identify anyone who filed a required report late during the most recent fiscal year. Based solely on review of reports furnished to the Company and written representations that no other reports were required during the year ended December 31, 2000, all Section 16(a) filing requirements were met.


BOARD COMMITTEES AND MEETINGS

     The Board of Directors has an Audit, Compensation, and Nominating Committee. The Audit Committee, consisting of only outside Directors, reviews our internal and external reporting, the scope of the independent audit and any comments by the independent auditors regarding internal controls and accounting procedures, and further considers management's response to any such comments. William D. Forster chairs the committee. Other committee members are P.J. "Jack" Bernhisel, Randolph G. Abood, W. Durand Eppler, and William P. Hartl. The Audit Committee met once in 2000 to review the work of the independent auditors. The Committee also meets telephonically prior to the release of each quarter's earnings.

     The Compensation Committee evaluates management's performance, reviews and establishes compensation levels for our Executive Officers, administers our cash bonus and incentive stock option plans, and considers other related matters concerning management motivation and compensation. The Committee consists solely of outside Directors. Joseph C. Bennett chairs the committee. Other committee members are Douglas W. Brandrup, P.J. "Jack" Bernhisel, William D. Forster, Randolph G. Abood, William P. Hartl, and W. Durand Eppler. The Committee met once in 2000.

     The Nominating Committee interviews, nominates and recommends individuals for membership on our Board of Directors. The entire Board of Directors acts as a Nominating Committee. By February 1 of each year, candidates are nominated for directorships to be filled. Candidates may be suggested by Board members or stockholders. There is no specific procedure to be followed by security holders in submitting recommendations to the Board. In selecting a candidate, consideration is given to the skills and characteristics required of Board members in the context of the current makeup of the Board and our business.

     The Board of Directors held one special and four regular meetings in 2000. No Director attended less than 75% of the meetings.

COMPENSATION OF DIRECTORS

     Non-Employee Directors receive quarterly retainer payments in the amount of $1,500 each quarter. Fees of $750 were paid for each of the regular meetings attended in 2000. Each Non-Employee Director was granted non- qualified options to purchase 5,000 shares of the Company's common stock at the last Annual Meeting date as additional compensation, as provided for under the 2000 Incentive Stock Option Plan. Mr. Brandrup received $10,000 in additional fees for services as Chairman during 2000. Mr. Forster, Mr. Bernhisel, and Mr. Eppler each received $10,000 during 2000 for their service on a special committee of the Board.

                           SUMMARY COMPENSATION TABLE

     The following information is furnished for the years ended December 31, 2000, 1999 and 1998 respectively, for the Company's President and Chief Executive Officer , and other executive officers of the Company.

                                                                                               Long Term Compensation
                                            Annual Compensation                                         Awards
                               ------------------------------------------------       -------------------------------------------
                                                                  Other Annual         Restricted    Options/      All other
Name and Principal Position     Year   Salary ($)  Bonus ($)(2)   Compensation        Stock Awards   SAR's (3)  Compensation($)(1)
---------------------------     ----   ----------  ---------      ------------        ------------   --------   -----------------

Paul M. Dougan,                  2000   255,000       47,822            NA                 NA         58,000        20,965
President and                    1999   242,100       24,210            NA                 NA        127,000         2,552
Chief Executive Officer          1998   242,100            0            NA                 NA         54,000        22,508


James B. Larson                  2000   130,000       19,504            NA                 NA         25,000         9,993
Vice-President of Operations     1999   108,200       10,820            NA                 NA         37,500         8,243
                                 1998   108,200            0            NA                 NA         16,000         8,344


Clay Newton (4)                  2000   130,000       19,504            NA                 NA              0        10,020
Corporate Secretary,             1999   108,200       10,820            NA                 NA         37,500         8,318
Treasurer, and                   1998   108,200            0            NA                 NA         16,000         8,469
Chief Financial Officer


Russell V. Florence (5)          2000    85,000        9,564            NA                 NA         12,000         6,492
Corporate Secretary              1999    76,000        7,603            NA                 NA          8,000         5,781
Treasurer                        1998    72,700            0            NA                 NA         16,000         5,574


NOTES

     (1) The amounts shown in this column for the last fiscal year include the following: (i) Mr. Dougan, $12,750 - annual Company contribution to the Company's Defined Contribution Plan, (DCP), $6,375 - contribution to a supplemental retirement plan, $1,840 - value of Company paid term life insurance premiums; (ii) Mr. Larson, $9,750 - annual Company contribution to the DCP, $243
- value of Company paid term life insurance premiums; (iii) Mr. Newton, $9,750 - annual Company contribution to the DCP, $270 - value of Company paid term life insurance; (iv) Mr. Florence, $6,375 - annual Company contribution to the DCP, $117 - value of Company paid term life insurance.

     (2) Bonus amounts shown are those earned for the year indicated.

     (3) Option amounts shown are those granted during the year indicated. Options granted during 2000 were granted on February 9, 2000.

     (4) Mr. Newton resigned as an officer of the Company effective February 28, 2001.

     (5) Mr. Florence was appointed Corporate Secretary and Treasurer of the Company effective March 1, 2001.

                             OPTIONS GRANTED IN 2000

     The following information is furnished for the year ended December 31, 2000 for the Company's named executive Officers for stock options granted in 2000.

                                                                                                Potential Realizable Value
                                                                                                  at Assumed Annual Rates
                                                                                                of Stock Price Appreciation
                                                        Individual Grants                            for Option  Term
                               -------------------------------------------------------------       -----------------------
                                   % of Total
                                  Options/SAR's
                                  Options/       Granted to       Exercise or
                                SAR's Granted   Employees in      Base Price     Expiration
                                   (#) (1)       Fiscal Year        ($/Sh)          Date             5% ($)       10% ($)
                               --------------- ---------------   ------------   ------------       ----------   -----------

Name
Paul M.Dougan..............         58,000          26.5%           $1.5000       2/09/2010         $ 54,714     $225,656

James B. Larson.............        17,000           7.8%           $1.5000       2/09/2010         $ 16,037     $ 66,140

Clay Newton (2)..............       17,000           7.8%           $1.5000       2/09/2010         $ 16,037     $ 66,140

Russell V. Florence (3)......        8,000           3.7%           $1.5000       2/09/2010         $  7,547     $ 31,125




                                      AGGREGATED OPTION EXERCISES IN 2000 AND YEAR-END VALUES

                                                                                        Number of      Value of Unexercised
                                                                                  Unexercised Options/ In-The-Money Options
                                                   Shares                            SAR's at FY-End     /SAR's at FY-End
                                                 Acquired on         Value          (#) Exercisable/     ($) Exercisable/
                                                Exercise (#)     Realized ($)         Unexercisable        Unexercisable
                                               --------------    ------------     ------------------------------------------
Name

Paul M. Dougan............................           NA               NA             495,500/58,000      $363,499/$116,000

James B. Larson............................          NA               NA              80,900/63,600      $24,678/$116,710

Clay Newton (2)............................         4,500           $7,313            75,200/62,800      $13,711/$116,710

Russell V. Florence (3)....................         2,400           $3,900            25,700/30,400       $4,750/$51,394





NOTES

     (1) Options granted under the Company's Incentive Stock Option Plan. Under the terms of the Plan, options are 10 year options with vesting periods ranging from 1 to 6 years, generally terminating 3 months following an optionee's death or retirement. Options granted during 2000 were granted on February 9, 2000.

     (2) Mr. Newton resigned as an officer of the Company effective February 28, 2001.

     (3) Mr. Florence was appointed Corporate Secretary and Treasurer of the Company effective March 1, 2001.

                      REPORT OF THE COMPENSATION COMMITTEE


Compensation Philosophy and Objectives

     The Compensation Committee is comprised of directors who are not employees or former employees of Equity Oil Company. Our responsibilities as committee members include the approval and administration of the compensation and benefit programs for Equity's named executive officers whose compensation is shown in this proxy statement.

     Equity is in the oil and gas exploration and production business, an industry characterized by unpredictable revenues resulting from price volatility in world oil and gas markets. Because of this unstable environment, our compensation policies are not based upon short term financial results; rather, they focus on longer term objectives and achievements that expand our asset base. These objectives include acquiring producing reserves at attractive costs, locating and exploring promising prospects, and implementing projects designed to increase reserves and production on existing properties.

     Our philosophy is to directly align the interests of executive management and other key employees with those of our shareholders. The major components of this philosophy are:

o Creating compensation plans which enable us to attract and retain officers and key employees important to the Company's success, and to provide them a compensation package reflecting both Equity's and their performance, measured by success in achieving strategic, operating and financial objectives.

o Providing meaningful cash and equity-based incentives for executives and other key employees to ensure they are motivated over the short and long term to respond to our challenges and opportunities as owners, rather than simply as employees.

o Rewarding executives and key employees for superior performance when our shareholders receive an attractive return on their investment over the longer term.

     Our objective is to set executive and other key employee base salaries at or below the average base salaries of our peer companies based upon industry surveys. These surveys include the companies that make up the industry index used in the accompanying performance chart. In addition to base salaries, we provide incentives through a combination of a cash bonus program, an equity-based stock option program, and a profit sharing retirement plan.

     Under the cash bonus program, executives and other key employees can earn additional compensation up to 50% of their base salary. In determining the size of the bonus, the key factors we consider are reserve replacement exceeding production by a meaningful measure at attractive finding costs, and individual accomplishments. Along with these factors, we subjectively consider the degree of success in meeting strategic, operating and financial objectives such as oil and gas production levels, earnings per share, operating cash flow, and developing exploration and development prospects, among other considerations. These latter measures, while not specifically weighted, are all critical to building shareholder value, which is our ultimate goal.

     The stock option program provides a method of encouraging long term results beneficial to our shareholders since the potential value of each stock option is tied to increased shareholder value. The options are always awarded at present market value, and vest in 1 to 6 years. All stock options have a duration of ten years before expiration. We do not reprice stock options.

Change in Control Arrangements

     The Company has entered into Change in Control Agreements with Mr. Dougan, Mr. Larson, and Mr. Florence. Pursuant to such agreements, upon certain change of control events, if the Company terminates their employment without "cause," or if their responsibilities are significantly reduced within a two year period after a change in control occurs, they will be entitled to receive an amount equal to 2.5, 2.0, and 2.0 times, respectively, of their average base salary and bonus during the preceding five years. The agreements are intended to ensure continuity in management during a change in control, and are automatically renewed each year unless terminated 60 days in advance by the Company. Copies of these agreements may be found as exhibits to our Form 10K filings.

Company Performance and Chief Executive Officer Compensation

     We determine compensation for Paul M. Dougan, President and Chief Executive Officer, in the same manner as we do for other officers and key employees of the Company. While there is no specific relationship between corporate performance and base salary, Mr. Dougan's incentive compensation is largely dependent upon the overall performance of the Company.

     As oil prices continued to rise in the latter half of 1999, and in recognition of the fact that Mr. Dougan had forgone any salary increases since early 1997 in order to help us conserve cash, we increased his salary by approximately 5% for fiscal year 1999. In setting Mr. Dougan's base salary, we considered his contribution in responding to this more favorable economic environment by reducing the Company's outstanding debt, developing new exploration projects, and accelerating drilling programs. According to the performance criteria of the cash bonus program, which includes reserve replacement success and finding cost performance, Mr. Dougan earned a 18.75% bonus for 2000.

EQUITY OIL COMPANY COMPENSATION COMMITTEE

Joseph C. Bennett, Chairman                Douglas W. Brandrup
P.J. "Jack" Bernhisel                      W. Durand Eppler
William D. Forster                         William P. Hartl
Randolph G. Abood


AUDIT COMMITTEE DISCLOSURE

     The Audit Committee of the Board is responsible for, among other things, considering the appointment of the independent auditors for the Company, reviewing with the auditors the plan and scope of the audit and audit fees, monitoring the adequacy of reporting and internal controls and meeting periodically with internal and independent auditors. Under the rules of the New York Stock Exchange, all of the members of the Audit Committee are independent.

     In 2000, the Audit Committee approved and adopted an Audit Committee Charter, which is attached to this Proxy Statement as Exhibit A. Estimated fees for the last fiscal year were: Audit and 10Q review--$71,000; and Other -- none.

REPORT OF THE AUDIT COMMITTEE

     In connection with the December 31, 2000 financial statements, the Audit Committee (1) reviewed and discussed the audited financial statements with management; (2) discussed with the auditors the matters required by Statement on Auditing Standards No. 61; and (3) received and discussed with the auditors the matters required by Independence Standards Board Statement No. 1 and considered the compatibility of non-audit services with the auditor's independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the Company's audited financial statements be included in the Securities and Exchange
Commission  Annual  Report on Form 10-K for the fiscal year ended  December  31,
2000.

THE AUDIT COMMITTEE

William D. Forster, Chairman
Philip J. Bernhisel
W. Durand Eppler
William P. Hartl
Randolph G. Abood

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following entities and/or individuals own more than five percent of our common stock:

                                                  Amount and
                                                  Nature of
Title of     Name and Address of                  Beneficial        Percent
Class        Beneficial Owner                     Ownership         of Class
----------------------------------------------------------------------------

Common       J. Lynn Dougan(1)                     860,000             6.8
             215 South State Street
             Salt Lake City, UT 84101

             Dimensional Fund(2)                   841,325             6.6
             Advisors, Inc.
             1299 Ocean Ave., 11th Floor
             Santa Monica, CA 90401

             John W. Straker, Jr.(3)             1,114,550             8.8
             4900 Boggs Road
             Zanesville, Ohio 43702-0910

             Asher B. Edelman Group(4)             801,800             6.3
             717 Fifth Avenue
             New York, New York  10022


     (1) The calculation of beneficial ownership includes 315,000 shares owned by the Galena Group, a limited partnership of which Mr. Dougan is the general partner and has sole voting and investment power. Mr. Dougan is the brother of Paul M. Dougan, President of the Company.

     (2) According to a Schedule 13-G dated February 2, 2001 by Dimensional Fund Advisors, Inc. Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds". In its role as investment adviser or manager, Dimensional possesses voting and/or investment power over the securities of the Issuer described in this schedule that are owned the Funds. All securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

     (3) According to a Schedule 13-D dated June 5, 2000, the names of the persons filing that statement (the "Reporting Persons") are John W. Straker, Jr., an individual ("Straker") and The Oxford Oil Company, an Ohio corporation ("Oxford Oil"). The Reporting Persons made a single joint filing because they may be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 13d- 5(b)(1) thereof. Oxford Oil is 100% owned by Mr. Straker. Mr. Straker holds directly 293,000 shares of common stock and Oxford Oil holds 821,550 shares of common stock. Pursuant to Rule 13d-3 of the Exchange Act, Mr. Straker may be deemed to be the beneficial owner of all 1,114,550 shares of common stock held by the Reporting Persons.

     (4) According to a Schedule 13-D dated February 2, 2001, Asher B. Edelman owns no shares of Common Stock. As the President and sole Director of Edelman Management, he may be deemed to be the beneficial owner of the common shares of Edelman Value Partners, L.P., Edelman Value Fund, Ltd., and Wimbledon Edelman Select Opportunities Hedged Fund, Ltd (the "Funds"), which Funds own 310,950, 421,600, and 69,250 shares, respectively, pursuant to Rule 13d-3 of the Exchange Act.

                   COMPARISON OF CUMULATIVE SHAREHOLDER RETURN




     This page is a graphical representation of the performance graph required to be filed with this proxy statement. The graph compares the return of an investment in the Company's Common Stock at December 31, 1995 with a similar investment in the stocks of the Company's selected peer group, a published industry or line-of-business index, and a broad equity market index, which in this case is the Russell 2000 Small Cap index.

The data points of the graph are as follows:

                         1995(1)    1996      1997     1998     1999     2000

Equity Oil Company        100      52.12      52.12    16.49    19.15    59.57
Russell 2000 Small Cap    100     116.49     142.54   138.91   168.44   163.35
S&P Oil & Gas Small Cap   100     170.93     153.75    92.98   116.52   230.26



















Notes:

     (1) Assumes that the value of the investment in the Company's common stock, and in each index, was $100 on December 31, 1995, and that all dividends were reinvested.

     (2) As a published industry index, the Company uses the Standard & Poors Oil & Gas (Exploration & Production) Small Cap Index.

                            EXPENSES OF SOLICITATION

     We will pay the expense of soliciting proxies, including costs of preparing, assembling and mailing of the notice, proxy, and proxy statement. We have engaged D. F. King & Co., Inc., New York, to assist in the soliciting of proxies from brokerage firms and others, and for forwarding the soliciting materials to beneficial owners of stock. We estimate that up to $7,500 will be incurred in connection with the solicitation. In addition to the use of the mails, our Officers and Directors may solicit proxies by personal interview or by telephone.


                                    AUDITORS

     Our financial statements for the year ended December 31, 2000 were examined by the independent certified public accounting firm of PricewaterhouseCoopers LLP. Our Board of Directors has again selected their firm to serve as the auditors for the Company for 2001. A representative of PricewaterhouseCoopers LLP is expected to be present at the stockholders' meeting to make any statement they may desire or respond to such questions as may be appropriate.

                         DATE FOR STOCKHOLDER PROPOSALS
                           FOR THE 2002 ANNUAL MEETING

     Stockholder proposals intended to be presented at our 2002 annual meeting must be received at our principal office, P.O. Box 959, Salt Lake City, Utah 84110-0959 no later than December 1, 2001 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

     According to the Bylaws of the Company, director nominee proposals must be submitted by February 1, 2002 for consideration by the Nominating Committee.

                             ADDITIONAL INFORMATION

     If you would like a copy of our most recent annual report on Form 10-K, which we have filed with the Securities and Exchange Commission, please write to Russell V. Florence, Secretary, Equity Oil Company, P.O. Box 959, Salt Lake City, Utah 84110-0959. We will send to it you at no charge.


                                  OTHER MATTERS

     The Board does not intend to present any items of business other than those stated in the Notice of Annual Meeting of Shareholders. If other matters are properly brought before the meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.


                                  BY ORDER OF THE BOARD OF DIRECTORS
                                  RUSSELL V. FLORENCE, Secretary

                                   APPENDIX A

EQUITY OIL COMPANY
AUDIT COMMITTEE CHARTER

MISSION STATEMENT

     The audit committee will assist the board of directors in fulfilling its oversight responsibilities. The audit committee will review the financial reporting process, the system of internal control, the audit process, and the company's process for monitoring compliance with laws and regulations. In performing its duties, the committee will maintain effective working relationships with the board of directors, management, and the external auditors. To effectively perform his role, each committee member will obtain an understanding of the detailed responsibilities of committee membership as well as the company's business, operations, and risks.


ORGANIZATION

     Members of the audit committee will be appointed annually by the board of directors. The committee will consist of not less than three members, each of whom is financially literate. Each member of the committee will be an independent director as defined by the National Association of Securities Dealers. In selecting a committee chairman, the board of directors will choose someone with strong leadership qualities, objectivity, and the ability to promote effective working relationships among committee members, management, and external auditors.

     The committee will meet regularly, with at least one meeting held in person. A detailed written agenda for each meeting will be prepared and distributed to the committee members in advance, along with other relevant information. In addition to the committee, other participants may include a representative of the external auditors and management.


ROLES AND RESPONSIBILITIES
INTERNAL CONTROL

          o Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities;

          o Focus on the extent to which external auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown;

          o Gain an understanding of whether internal control recommendations made by external auditors have been implemented by management; and

          o Ensure that the external auditors keep the audit committee informed about fraud, illegal acts, deficiencies in internal control, and certain other matters.


FINANCIAL REPORTING
GENERAL

          o Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements; and

          o Ask management and the external auditors about significant risks and exposures and the plans to minimize such risks.

ANNUAL FINANCIAL STATEMENTS

          o Review the annual financial statements and determine whether they are complete and consistent with the information known to committee members, and assess whether the financial statements reflect appropriate accounting principles;

          o Pay particular attention to complex and/or unusual transactions such as restructuring charges and derivative disclosures;

          o Focus on judgmental areas such as those involving valuation of assets and liabilities, including, for example, the accounting for and disclosure of obsolete or slow moving inventory; loan losses; warranty, product, and environmental liability; litigation reserves; and other commitments and contingencies;

          o Meet with management and the external auditors to review the financial statements and the results of the audit;

          o Consider management's handling of proposed audit adjustments identified by the external auditors;

          o Review the MD&A and other sections of the annual report before its release and consider whether the information is adequate and consistent with members' knowledge about the company and its operations; and

          o Ensure that the external auditors communicate certain required matters to the committee.

INTERIM FINANCIAL STATEMENTS

          o Be briefed on how management develops and summarizes quarterly financial information, the extent to which the external auditors review quarterly financial information, and whether that review is performed on a pre- or post-issuance basis;

          o Meet with management and, if a pre-issuance review was completed, with the external auditors, either telephonically or in person, to review the interim financial statements and the results of the review;

          o To gain insight into the fairness of the interim statements and disclosures, obtain explanations from management and from the external auditors on whether:

          o Actual financial results for the quarter or interim period varied significantly from budgeted or projected results;

          o Changes in financial ratios and relationships in the interim financial statements are consistent with changes in the company's operations and financing practices;

          o Generally accepted accounting principles have been consistently applied;

          o There are any actual or proposed changes in accounting or financial reporting practices;

          o    There are any significant or unusual events or transactions;

          o The company's financial and operating controls are functioning effectively;

          o The company has complied with the terms of loan agreements or security indentures; and

          o The interim financial statements contain adequate and appropriate disclosures.

          o Ensure that the external auditors communicate certain required matters to the committee.

COMPLIANCE WITH LAWS AND REGULATIONS

          o Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities;

          o Periodically obtain updates from management, general counsel, and tax director regarding compliance;

          o Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements; and

          o Review the findings of any examinations by regulatory agencies such as the Securities and Exchange Commission.

EXTERNAL AUDIT

          o    Review the external auditors' proposed audit scope and approach;

          o Review the performance of the external auditors and recommend to the board of directors the appointment or discharge of the external auditors; and

          o Review and confirm the independence of the external auditors by reviewing the nonaudit services provided and the auditors' assertion of their independence in accordance with professional standards.


OTHER RESPONSIBILITIES

          o Meet with the external auditors and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately;

          o Ensure that significant findings and recommendations made by the internal and external auditors are received and discussed on a timely basis;

          o Review, with the company's counsel, any legal matters that could have a significant impact on the company's financial statements;

          o Review the policies and procedures in effect for considering officers' expenses and perquisites;

          o    If   necessary,   institute   special   investigations   and,  if
               appropriate, hire special counsel or experts to assist;

          o    Perform other oversight functions as requested by the full board;
               and

          o Review and update the charter; receive approval of changes from the board.


REPORTING RESPONSIBILITIES

          o    Regularly   update  the  board  of  directors   about   committee
               activities and make appropriate recommendations.

                                  APPENDIX "B"
                                 FORM OF PROXY


                               EQUITY OIL COMPANY

                   P.O. BOX 959 SALT LAKE CITY, UT 84110-0959


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 9, 2001

     Notice is hereby given that the Annual Meeting of Stockholders of Equity Oil Company will be held at the Company's executive office, Suite 806, 10 West Third South, Salt Lake City, Utah, 84101, on the 9th day of May, 2001 at 2:00 p.m., to consider and act upon the following matters:

     1. To elect two Directors to hold office for three years and until the Annual Meeting of Stockholders in 2004, and until their successors are duly elected and qualified.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 20, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. You are cordially invited to attend the meeting. In the event you will be unable to attend, you are respectfully requested to sign, date and return the enclosed proxy in the return envelope at your earliest convenience.

                                   BY ORDER OF THE BOARD OF DIRECTORS
                                   RUSSELL V. FLORENCE, Secretary

     1. To elect the following nominees as directors to hold office for three years and until the Annual Meeting of Stockholders in 2004 or until their successors are duly elected and qualified.

     NOMINEES: Paul M. Dougan and Douglas W. Brandrup

     Note: to withhold authority to vote for any individual nominee, strike a line through that nominee's name. Unless authority to vote for all the foregoing nominees is withheld, this proxy will be deemed to confer authority to vote for every nominee whose name is not stricken. In the event any nominee should be unable to serve, or for good cause will not serve, it is intended that this proxy shall be voted for such substitute nominee as may be selected by the Board of Directors.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Please sign below exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               EQUITY OIL COMPANY

     The undersigned, revoking all prior proxies, hereby appoints Paul M. Dougan, President, and Russell V. Florence, Secretary, and any one or both of them with full power of substitution, as proxy or proxies of the undersigned, to vote all shares of common stock of EQUITY OIL COMPANY of the undersigned as if the undersigned were personally present and voting at the Company's Annual Meeting, May 9, 2001, and at all adjournments thereof.